UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

QuickLogic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2220 Lundy Avenue, San Jose, CA 95131-1816
(Address of principal executive offices, including zip code)
(408) 990-4000
(Registrant’s telephone number, including area code)
[ ]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In reference to the banking uncertainty highlighted by the recent takeover of Silicon Valley Bank ("SVB") by the Federal Deposit Insurance Corporation ("FDIC"), the Company would like to emphasize that it does not hold any deposits or securities, or maintain any accounts, at SVB and it does not have any banking relationship with SVB. Furthermore, it is unaware at this time of any material impact that the closure of SVB will have on any material commercial partners of the Company, including customers and suppliers, but it does not believe that there is likely to be a material impact on the Company as a result of the closure of SVB.

Additionally, on January 20, 2023, the Company detected a ransomware infection affecting a limited number of IT systems. Upon detection of the incident, the Company promptly began an assessment of all Company IT systems, notified law enforcement, and engaged legal counsel and other incident response professionals. Through counsel, the Company retained a leading cybersecurity forensics firm to review and investigate the incident. The Company’s investigation and assessment of the incident’s impact is ongoing.

The Company has continued its business operations during this incident and successfully restored all of its critical operational data. The Company has also taken steps to further secure its
IT systems. Based on the ongoing investigation and information currently known at this time, the Company believes the incident has not had nor will have a material impact on its business, operations, ability to serve its customers, or financial results.

The Company carries insurance, including cyber insurance, commensurate with its size and the nature of its operations.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report that is being disclosed pursuant to Regulation FD.Forward Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. The words “believe,” “expect,” and similar expressions, as they relate to the Company, its performance and/or its information technology systems, are intended to identify forward-looking statements. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s expectations regarding its business outlook, ability to assess the ransomware attack, and the actual or potential impact of the ransomware attack on the Company’s customers and the Company’s business, operations or financial results. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the ransomware attack, legal, reputational and financial risks resulting from additional cyberattacks, including the ransomware attack, the effectiveness of business continuity plans during the ransomware attack, and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuickLogic Corporation

Date: March 14, 2023	/s/ Elias Nader
Elias Nader
Chief Financial Officer and Senior Vice-President, Finance